MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Nine Months Ended June 26, 2015
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$2,741.3	$(312.1)	$35.3	$2,464.5
Cost of sales	1,280.6	(222.9)	35.3	1,093.0
Gross profit	1,460.7	(89.2)	—	1,371.5
Selling, general and administrative expenses	938.7	(71.8)	—	866.9
Research and development expenses	134.4	(3.2)	—	131.2
Restructuring charges, net	34.0	(0.6)	—	33.4
Gains on divestiture and license	(2.6)	—	—	(2.6)
Operating income	356.2	(13.6)	—	342.6
Interest expense	(178.7)	—	—	(178.7)
Interest income	0.7	—	—	0.7
Other income (expense), net	7.7	0.3	—	8.0
Income from continuing operations before income taxes	185.9	(13.3)	—	172.6
Income tax (benefit)	(40.2)	(5.4)	—	(45.6)
Income from continuing operations	226.1	(7.9)	—	218.2
Income from discontinued operations, net of income taxes	23.4	7.9	—	31.3
Net income	$249.5	$—	$—	$249.5

Basic earnings per share:
Income from continuing operations	$1.94			$1.87
Income from discontinued operations	0.20			0.27
Net income	2.14			2.14
Diluted earnings per share:
Income from continuing operations	$1.91			$1.85
Income from discontinued operations	0.20			0.26
Net income	2.11			2.11
Weighted-average number of shares outstanding:
Basic	115.5			115.5
Diluted	117.1			117.1

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Nine Months Ended June 26, 2015
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted net income from continuing operations per share
GAAP	$1,460.7	$938.7	$226.1	$1.91
Reclass to discontinued operations	(89.2)	(71.8)	(7.9)	(0.07)
Adjusted	1,371.5	866.9	218.2	1.85
Adjustments:
Intangible asset amortization	392.4	(4.3)	396.7	3.39
Restructuring and related charges, net	—	—	33.6	0.29
Inventory step-up expense	39.2	—	39.2	0.33
Incremental equity conversion costs	—	(65.0)	65.0	0.56
Acquisition related expenses	—	(30.6)	30.6	0.26
Significant legal and environmental charges	—	(66.8)	66.8	0.57
Income taxes (1)	—	—	(197.9)	(1.69)
Dilutive share impact (2)	—	—	(5.9)	(0.03)
As adjusted	$1,803.1	$700.2	$646.3	$5.52

Percent of net sales	73.2%	28.4%	26.2%

1.Includes tax effect of above adjustments and U.S. tax payments associated with installment sale transactions.
2.For the nine months ended June 26, 2015, the diluted net income per share on a GAAP basis is presented on a dilutive basis using the two-class method of calculating net income per share. This method required that $1.9 million of net income from continuing operations to be allocated to participating securities for the nine months ended June 26, 2015. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 117.1 million for the nine months ended June 26, 2015.

SEGMENT NET SALES
Nine Months Ended June 26, 2015
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$1,154.1	$—	$—	$1,154.1
Specialty Generics	954.9	—	—	954.9
Global Medical Imaging	603.5	(283.3)	—	320.2
	2,712.5	(283.3)	—	2,429.2
Other(1)	28.8	(28.8)	35.3	35.3
Net sales	$2,741.3	$(312.1)	$35.3	$2,464.5

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended June 26, 2015
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$965.1	$(102.2)	$14.4	$877.3
Cost of sales	431.6	(72.5)	14.4	373.5
Gross profit	533.5	(29.7)	—	503.8
Selling, general and administrative expenses	332.7	(21.8)	—	310.9
Research and development expenses	45.0	(1.0)	—	44.0
Restructuring charges, net	23.1	(0.4)	—	22.7
Gains on divestiture and license	(0.9)	—	—	(0.9)
Operating income	133.6	(6.5)	—	127.1
Interest expense	(72.5)	—	—	(72.5)
Interest income	0.2	—	—	0.2
Other income (expense), net	(0.5)	0.1	—	(0.4)
Income from continuing operations before income taxes	60.8	(6.4)	—	54.4
Income tax expense (benefit)	3.3	(4.5)	—	(1.2)
Income from continuing operations	57.5	(1.9)	—	55.6
Income from discontinued operations, net of income taxes	0.5	1.9	—	2.4
Net income	$58.0	$—	$—	$58.0

Basic earnings per share:
Income from continuing operations	$0.49			$0.47
Income from discontinued operations	—			0.02
Net income	0.50			0.50
Diluted earnings per share:
Income from continuing operations	$0.48			$0.47
Income from discontinued operations	—			0.02
Net income	0.49			0.49
Weighted-average number of shares outstanding:
Basic	116.3			116.3
Diluted	117.8			117.8

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended June 26, 2015
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted net income from continuing operations per share
GAAP	$533.5	$332.7	$57.5	$0.48
Reclass to discontinued operations	(29.7)	(21.8)	(1.9)	(0.02)
Adjusted	503.8	310.9	55.6	0.47
Adjustments:
Intangible asset amortization	147.1	(1.9)	149.0	1.26
Restructuring and related charges, net	—	—	22.7	0.19
Inventory step-up expense	4.0	—	4.0	0.03
Incremental equity conversion costs	—	(19.6)	19.6	0.17
Acquisition related expenses	—	(23.5)	23.5	0.20
Significant legal and environmental charges	—	(15.5)	15.5	0.13
Income taxes (1)	—	—	(49.6)	(0.42)
Dilutive share impact (2)	—	—	(1.8)	(0.01)
As adjusted	$654.9	$250.4	$238.5	$2.02

Percent of net sales	74.6%	28.5%	27.2%

1.Includes tax effect of above adjustments and U.S. tax payments associated with installment sale transactions.
2.For the three months ended June 26, 2015, the diluted net income per share on a GAAP basis is presented on a dilutive basis using the two-class method of calculating net income per share. This method required $0.4 million of net income from continuing operations to be allocated to participating securities for the three months ended June 26, 2015. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 117.8 million for the three months ended June 26, 2015.

SEGMENT NET SALES
Three Months Ended June 26, 2015
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$446.2	$—	$—	$446.2
Specialty Generics	307.9	—	—	307.9
Global Medical Imaging	201.6	(92.8)	—	108.8
	955.7	(92.8)	—	862.9
Other(1)	9.4	(9.4)	14.4	14.4
Net sales	$965.1	$(102.2)	$14.4	$877.3

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended March 27, 2015
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$909.9	$(103.3)	$12.4	$819.0
Cost of sales	421.4	(77.7)	12.4	356.1
Gross profit	488.5	(25.6)	—	462.9
Selling, general and administrative expenses	343.5	(22.8)	—	320.7
Research and development expenses	47.0	(1.3)	—	45.7
Restructuring charges, net	3.7	(0.2)	—	3.5
Gains on divestiture and license	(0.9)	—	—	(0.9)
Operating income	95.2	(1.3)	—	93.9
Interest expense	(57.4)	—	—	(57.4)
Interest income	0.4	—	—	0.4
Other income (expense), net	4.1	0.1	—	4.2
Income from continuing operations before income taxes	42.3	(1.2)	—	41.1
Income tax (benefit)	(34.2)	0.1	—	(34.1)
Income from continuing operations	76.5	(1.3)	—	75.2
Income from discontinued operations, net of income taxes	22.3	1.3	—	23.6
Net income	$98.8	$—	$—	$98.8

Basic earnings per share:
Income from continuing operations	$0.66			$0.64
Income from discontinued operations	0.19			0.20
Net income	0.85			0.85
Diluted earnings per share:
Income from continuing operations	$0.65			$0.64
Income from discontinued operations	0.19			0.20
Net income	0.84			0.84
Weighted-average number of shares outstanding:
Basic	115.6			115.6
Diluted	117.2			117.2

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended March 27, 2015
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted net income from continuing operations per share
GAAP	$488.5	$343.5	$76.5	$0.65
Reclass to discontinued operations	(25.6)	(22.8)	(1.3)	(0.01)
Adjusted	462.9	320.7	75.2	0.64
Adjustments:
Intangible asset amortization	121.8	(1.1)	122.9	1.05
Restructuring and related charges, net	—	—	3.6	0.03
Inventory step-up expense	4.4	—	4.4	0.04
Incremental equity conversion costs	—	(21.6)	21.6	0.18
Acquisition related expenses	—	(7.1)	7.1	0.06
Significant legal and environmental charges	—	(51.3)	51.3	0.44
Income taxes (1)	—	—	(85.2)	(0.73)
Dilutive share impact (2)	—	—	(1.8)	(0.01)
As adjusted	$589.1	$239.6	$199.1	$1.70

Percent of net sales	71.9%	29.3%	24.3%

1.Includes tax effect of above adjustments and U.S. tax payments associated with installment sale transactions.
2.For the three months ended March 27, 2015, the diluted net income per share on a GAAP basis is presented on a dilutive basis using the two-class method of calculating net income per share. This method required $0.7 million of net income from continuing operations to be allocated to participating securities for the three months ended March 27, 2015. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 117.2 million for the three months ended March 27, 2015.

SEGMENT NET SALES
Three Months Ended March 27, 2015
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$334.3	$—	$—	$334.3
Specialty Generics	362.8	—	—	362.8
Global Medical Imaging	202.6	(93.1)	—	109.5
	899.7	(93.1)	—	806.6
Other(1)	10.2	(10.2)	12.4	12.4
Net sales	$909.9	$(103.3)	$12.4	$819.0

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended December 26, 2014
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$866.3	$(106.6)	$8.5	$768.2
Cost of sales	427.6	(72.7)	8.5	363.4
Gross profit	438.7	(33.9)	—	404.8
Selling, general and administrative expenses	262.5	(27.2)	—	235.3
Research and development expenses	42.4	(0.9)	—	41.5
Restructuring charges, net	7.2	—	—	7.2
Gains on divestiture and license	(0.8)	—	—	(0.8)
Operating income	127.4	(5.8)	—	121.6
Interest expense	(48.8)	—	—	(48.8)
Interest income	0.1	—	—	0.1
Other income (expense), net	4.1	0.1	—	4.2
Income from continuing operations before income taxes	82.8	(5.7)	—	77.1
Income tax (benefit)	(9.3)	(1.0)	—	(10.3)
Income from continuing operations	92.1	(4.7)	—	87.4
Income from discontinued operations, net of income taxes	0.6	4.7	—	5.3
Net income	$92.7	$—	$—	$92.7

Basic earnings per share:
Income from continuing operations	$0.79			$0.75
Income from discontinued operations	0.01			0.05
Net income	0.80			0.80
Diluted earnings per share:
Income from continuing operations	$0.78			$0.74
Income from discontinued operations	0.01			0.05
Net income	0.79			0.79
Weighted-average number of shares outstanding:
Basic	114.8			114.8
Diluted	116.3			116.3

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended December 26, 2014
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted net income from continuing operations per share
GAAP	$438.7	$262.5	$92.1	$0.78
Reclass to discontinued operations	(33.9)	(27.2)	(4.7)	(0.03)
Adjusted	404.8	235.3	87.4	0.74
Adjustments:
Intangible asset amortization	123.5	(1.3)	124.8	1.07
Restructuring and related charges, net	—	—	7.3	0.06
Inventory step-up expense	30.8	—	30.8	0.26
Incremental equity conversion costs	—	(23.8)	23.8	0.20
Income taxes (1)	—	—	(63.1)	(0.54)
Dilutive share impact (2)	—	—	(2.3)	(0.01)
As adjusted	$559.1	$210.2	$208.7	$1.79

Percent of net sales	72.8%	27.4%	27.2%

1.Includes tax effect of above adjustments and U.S. tax payments associated with installment sale transactions.
2.For the three months ended December 26, 2014, the diluted net income per share on a GAAP basis is presented on a dilutive basis using the two-class method of calculating net income per share. This method required that $0.9 million of net income from continuing operations to be allocated to participating securities for the three months ended December 26, 2014. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 116.3 million for the three months ended December 26, 2014.

SEGMENT NET SALES
Three Months Ended December 26, 2014
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$373.6	$—	$—	$373.6
Specialty Generics	284.2	—	—	284.2
Global Medical Imaging	199.3	(97.4)	—	101.9
	857.1	(97.4)	—	759.7
Other(1)	9.2	(9.2)	8.5	8.5
Net sales	$866.3	$(106.6)	$8.5	$768.2

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Fiscal Year Ended September 26, 2014
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$2,540.4	$(495.8)	$37.4	$2,082.0
Cost of sales	1,337.3	(352.9)	37.4	1,021.8
Gross profit	1,203.1	(142.9)	—	1,060.2
Selling, general and administrative expenses	842.1	(97.1)	—	745.0
Research and development expenses	166.9	(3.4)	—	163.5
Restructuring charges, net	128.6	(47.2)	—	81.4
Non-restructuring impairment charges	355.6	(204.0)	—	151.6
Separation costs	9.6	—	—	9.6
Gains on divestiture and license	(15.6)	0.6	—	(15.0)
Operating (loss)	(284.1)	208.2	—	(75.9)
Interest expense	(82.6)	—	—	(82.6)
Interest income	1.5	—	—	1.5
Other income (expense), net	1.8	1.3	—	3.1
Loss from continuing operations before income taxes	(363.4)	209.5	—	(153.9)
Income tax (benefit)	(44.8)	34.7		(10.1)
Loss from continuing operations	(318.6)	174.8	—	(143.8)
Loss from discontinued operations, net of income taxes	(0.7)	(174.8)	—	(175.5)
Net loss	$(319.3)	$—	$—	$(319.3)

Basic earnings per share:
Loss from continuing operations	$(4.91)			$(2.22)
Loss from discontinued operations	(0.01)			(2.70)
Net loss	(4.92)			(4.92)
Diluted earnings per share:
Loss from continuing operations	$(4.91)			$(2.22)
Loss from discontinued operations	(0.01)			(2.70)
Net loss	(4.92)			(4.92)
Weighted-average number of shares outstanding:
Basic	64.9			64.9
Diluted	64.9			64.9

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Fiscal Year Ended September 26, 2014
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income (loss) from continuing operations	Diluted net income from continuing operations per share
GAAP	$1,203.1	$842.1	$(318.6)	$(4.91)
Reclass to discontinued operations	(142.9)	(97.1)	174.8	2.69
Adjusted	1,060.2	745.0	(143.8)	(2.22)
Adjustments:
Intangible asset amortization	153.8	(1.0)	154.8	2.36
Restructuring and related charges, net	—	—	81.9	1.25
Non-restructuring impairment	—	—	151.6	2.31
Inventory step-up expense	25.7	—	25.7	0.39
Incremental equity conversion costs	—	(13.0)	13.0	0.20
Separation costs	—	—	9.6	0.15
Up-front and milestone payments (1)	—	—	5.0	0.08
Acquisition related expenses	—	(65.1)	65.1	0.99
Significant legal and environmental charges	(14.3)	(49.6)	35.3	0.54
Gain on intellectual property license	—	—	(11.7)	(0.18)
Income taxes (2)	—	—	(94.2)	(1.43)
Dilutive share impact (3)	—	—	(0.8)	(0.01)
As adjusted	$1,225.4	$616.3	$291.5	$4.44

Percent of net sales	58.9%	29.6%	14.0%

1.As charge related to a milestone payment prior to regulatory approval this amount is included within research & development expenses.
2.Includes tax effect of above adjustments and certain effects associated with acquisitions.
3.For  fiscal 2014, the diluted net income per share on a GAAP basis and diluted net income per share impacts of each adjustment are calculated using 64.9 million shares, which assumes no dilution from outstanding equity awards as they would have been antidilutive on a GAAP basis. The non-GAAP adjusted diluted net income per share is presented on a dilutive basis using the two-class method of calculating net income per share. Using the two-class method the weighted-average number of shares was 65.7 million.

MALLINCKRODT PLC
SEGMENT NET SALES
Fiscal Year Ended September 26, 2014
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$413.5	$—	$—	$413.5
Specialty Generics	1,199.4	—	—	1,199.4
Global Medical Imaging	881.5	(449.8)	—	431.7
	2,494.4	(449.8)	—	2,044.6
Other(1)	46.0	(46.0)	37.4	37.4
Net sales	$2,540.4	$(495.8)	$37.4	$2,082.0

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended September 26, 2014
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$789.3	$(120.0)	$4.4	$673.7
Cost of sales	388.7	(82.6)	4.4	310.5
Gross profit	400.6	(37.4)	—	363.2
Selling, general and administrative expenses	280.5	(28.8)	—	251.7
Research and development expenses	43.8	1.2	—	45.0
Restructuring charges, net	75.1	(21.2)	—	53.9
Non-restructuring impairment charges	355.6	(204.0)	—	151.6
Separation costs	3.0	—	—	3.0
Gains on divestiture and license	(0.9)	0.1	—	(0.8)
Operating loss	(356.5)	215.3	—	(141.2)
Interest expense	(37.7)	—	—	(37.7)
Interest income	0.4	—	—	0.4
Other income (expense), net	2.7	0.3	—	3.0
Loss from continuing operations before income taxes	(391.1)	215.6	—	(175.5)
Income tax (benefit)	(38.7)	36.7	—	(2.0)
Loss from continuing operations	(352.4)	178.9	—	(173.5)
Loss from discontinued operations, net of income taxes	—	(178.9)	—	(178.9)
Net loss	$(352.4)	$—	$—	$(352.4)

Basic earnings per share:
Loss from continuing operations	$(4.14)			$(2.04)
Loss from discontinued operations	—			(2.10)
Net loss	(4.14)			(4.14)
Diluted earnings per share:
Loss from continuing operations	$(4.14)			$(2.04)
Loss from discontinued operations	—			(2.10)
Net loss	(4.14)			(4.14)
Weighted-average number of shares outstanding:
Basic	85.2			85.2
Diluted	85.2			85.2

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended September 26, 2014
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income (loss) from continuing operations	Diluted net income from continuing operations per share
GAAP	$400.6	$280.5	$(352.4)	$(4.14)
Reclass to discontinued operations	(37.4)	(28.8)	178.9	2.10
Adjusted	363.2	251.7	(173.5)	(2.04)
Adjustments:
Intangible asset amortization	83.7	(0.8)	84.5	0.98
Restructuring and related charges, net	—	—	53.8	0.62
Non-restructuring impairment charges	—	—	151.6	1.75
Inventory step-up expense	15.1	—	15.1	0.17
Incremental equity conversion costs	—	(13.0)	13.0	0.15
Separation costs	—	—	3.0	0.03
Acquisition related expenses	—	(30.0)	30.0	0.35
Significant legal and environmental charges	(14.3)	(15.0)	0.7	0.01
Income taxes (1)	—	—	(40.0)	(0.46)
Dilutive share impact (2)			(1.2)	(0.01)
As adjusted	$447.7	$192.9	$137.0	$1.59

Percent of net sales	66.5%	28.6%	20.3%

1.Includes tax effect of above adjustments and certain effects associated with acquisitions.
2.For the three months ended September 26, 2014, the diluted net income per share on a GAAP basis and diluted net income per share impacts of each adjustment are calculated using 85.2 million shares, which assumes no dilution from outstanding equity awards as they would have been antidilutive on a GAAP basis. The non-GAAP adjusted diluted net income per share is presented on a dilutive basis using the two-class method of calculating net income per share. Using the two-class method the weighted-average number of shares was 86.4 million

MALLINCKRODT PLC
SEGMENT NET SALES
Three Months Ended September 26, 2014
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$213.9	$—	$—	$213.9
Specialty Generics	350.9	—	—	350.9
Global Medical Imaging	213.4	(108.9)	—	104.5
	778.2	(108.9)	—	669.3
Other(1)	11.1	(11.1)	4.4	4.4
Net sales	$789.3	$(120.0)	$4.4	$673.7

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended June 27, 2014
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$653.1	$(128.4)	$5.4	$530.1
Cost of sales	368.8	(98.2)	5.4	276.0
Gross profit	284.3	(30.2)	—	254.1
Selling, general and administrative expenses	221.3	(20.0)	—	201.3
Research and development expenses	42.7	(1.7)	—	41.0
Restructuring charges, net	23.8	(1.9)	—	21.9
Separation costs	1.8	—	—	1.8
Gains on divestiture and license	(0.9)	0.3	—	(0.6)
Operating loss	(4.4)	(6.9)	—	(11.3)
Interest expense	(22.7)	—	—	(22.7)
Interest income	0.3	—	—	0.3
Other income (expense), net	0.1	0.3	—	0.4
Loss from continuing operations before income taxes	(26.7)	(6.6)	—	(33.3)
Income tax (benefit)	(2.4)	(1.9)	—	(4.3)
Loss from continuing operations	(24.3)	(4.7)	—	(29.0)
Income from discontinued operations, net of income taxes	0.2	4.7	—	4.9
Net loss	$(24.1)	$—	$—	$(24.1)

Basic earnings per share:
Loss from continuing operations	$(0.42)			$(0.50)
Income from discontinued operations	—			0.08
Net loss	(0.41)			(0.41)
Diluted earnings per share:
Loss from continuing operations	$(0.42)			$(0.50)
Income from discontinued operations	—			0.08
Net loss	(0.41)			(0.41)
Weighted-average number of shares outstanding:
Basic	58.5			58.5
Diluted	58.5			58.5

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended June 27, 2014
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income (loss) from continuing operations	Diluted net income from continuing operations per share
GAAP	$284.3	$221.3	$(24.3)	$(0.42)
Reclass to discontinued operations	(30.2)	(20.0)	(4.7)	(0.08)
Adjusted	254.1	201.3	(29.0)	(0.50)
Adjustments:
Intangible asset amortization	49.7	(0.1)	49.8	0.84
Restructuring and related charges, net	—	—	22.3	0.37
Inventory step-up expense	9.5	—	9.5	0.16
Separation costs	—	—	1.8	0.03
Up-front and milestone payments (1)	—	—	5.0	0.08
Acquisition related expenses	—	(16.6)	16.6	0.28
Significant legal and environmental charges	—	(11.5)	11.5	0.19
Income taxes (2)	—	—	(22.8)	(0.38)
As adjusted (3)	$313.3	$173.1	$64.7	$1.09

Percent of net sales	59.1%	32.7%	12.2%

1.As charge related to a milestone payment prior to regulatory approval this amount is included within research & development expenses.
2.Includes tax effect of above adjustments and certain effects associated with acquisitions.
3.For the three months ended June 27, 2014 the weighted-average number of shares reflects 59.5 million shares as compared to 58.5 million shares used in determining diluted earnings per share prepared in accordance with GAAP. The above non-GAAP measure includes 1.0 million shares that would be antidilutive to GAAP diluted earnings per share.

SEGMENT NET SALES
Three Months Ended June 26, 2014
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$84.9	$—	$—	$84.9
Specialty Generics	329.4	—	—	329.4
Global Medical Imaging	227.1	(116.7)	—	110.4
	641.4	(116.7)	—	524.7
Other(1)	11.7	(11.7)	5.4	5.4
Net sales	$653.1	$(128.4)	$5.4	$530.1

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended March 28, 2014
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$557.8	$(123.7)	$14.6	$448.7
Cost of sales	295.2	(87.8)	14.6	222.0
Gross profit	262.6	(35.9)	—	226.7
Selling, general and administrative expenses	194.1	(21.6)	—	172.5
Research and development expenses	41.4	(1.4)	—	40.0
Restructuring charges, net	21.7	(24.0)	—	(2.3)
Separation costs	2.6	—	—	2.6
Gains on divestiture and license	(0.9)	0.1	—	(0.8)
Operating income	3.7	11.0	—	14.7
Interest expense	(12.4)	—	—	(12.4)
Interest income	0.5	—	—	0.5
Other income (expense), net	(0.4)	0.4	—	—
Income (loss) from continuing operations before income taxes	(8.6)	11.4	—	2.8
Income tax (benefit)	(20.3)	2.9	—	(17.4)
Income from continuing operations	11.7	8.5	—	20.2
Loss from discontinued operations, net of income taxes	(0.1)	(8.5)	—	(8.6)
Net income	$11.6	$—	$—	$11.6

Basic earnings per share:
Income from continuing operations	$0.20			$0.35
Loss from discontinued operations	—			(0.15)
Net income	0.20			0.20
Diluted earnings per share:
Income from continuing operations	$0.20			$0.34
Loss from discontinued operations	—			(0.15)
Net income	0.20			0.20
Weighted-average number of shares outstanding:
Basic	58.2			58.2
Diluted	59.1			59.1

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended March 28, 2014
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted net income from continuing operations per share
GAAP	$262.6	$194.1	$11.7	$0.20
Reclass to discontinued operations	(35.9)	(21.6)	8.5	0.14
Adjusted	226.7	172.5	20.2	0.34
Adjustments:
Intangible asset amortization	13.5	(0.1)	13.6	0.23
Restructuring and related charges, net	—	—	(2.3)	(0.04)
Inventory step-up expense	1.1	—	1.1	0.02
Separation costs	—	—	2.6	0.04
Acquisition related expenses	—	(18.5)	18.5	0.31
Significant legal and environmental charges	—	(23.1)	23.1	0.39
Income taxes (1)	—	—	(30.1)	(0.51)
As adjusted	$241.3	$130.8	$46.7	$0.79

Percent of net sales	53.8%	29.2%	10.4%

1.Includes tax effect of above adjustments and certain effects associated with acquisitions.

SEGMENT NET SALES
Three Months Ended March 28, 2014
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$55.1	$—	$—	$55.1
Specialty Generics	269.2	—	—	269.2
Global Medical Imaging	222.4	(112.6)	—	109.8
	546.7	(112.6)	—	434.1
Other(1)	11.1	(11.1)	14.6	14.6
Net sales	$557.8	$(123.7)	$14.6	$448.7

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended December 27, 2013
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$540.2	$(123.7)	$13.0	$429.5
Cost of sales	284.6	(84.3)	13.0	213.3
Gross profit	255.6	(39.4)	—	216.2
Selling, general and administrative expenses	146.2	(26.7)	—	119.5
Research and development expenses	39.0	(1.5)	—	37.5
Restructuring charges, net	8.0	(0.1)	—	7.9
Separation costs	2.2	—	—	2.2
Gains on divestiture and license	(12.9)	0.1	—	(12.8)
Operating income	73.1	(11.2)	—	61.9
Interest expense	(9.8)	—	—	(9.8)
Interest income	0.3	—	—	0.3
Other income (expense), net	(0.6)	0.3	—	(0.3)
Income from continuing operations before income taxes	63.0	(10.9)	—	52.1
Income tax expense	16.6	(3.0)	—	13.6
Income from continuing operations	46.4	(7.9)	—	38.5
Income (loss) from discontinued operations, net of income taxes	(0.8)	7.9	—	7.1
Net income	$45.6	$—	$—	$45.6

Basic earnings per share:
Income from continuing operations	$0.80			$0.67
Income (loss) from discontinued operations	(0.01)			0.12
Net income	0.79			0.79
Diluted earnings per share:
Income from continuing operations	$0.79			$0.66
Income (loss) from discontinued operations	(0.01)			0.12
Net income	0.78			0.78
Weighted-average number of shares outstanding:
Basic	57.8			57.8
Diluted	58.4			58.4

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended December 27, 2013
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted net income from continuing operations per share
GAAP	$255.6	$146.2	$46.4	$0.79
Reclass to discontinued operations	(39.4)	(26.7)	(7.9)	(0.14)
Adjusted	216.2	119.5	38.5	0.66
Adjustments:
Intangible asset amortization	6.9	—	6.9	0.12
Restructuring and related charges, net	—	—	8.0	0.14
Separation costs	—	—	2.2	0.04
Gain on intellectual property license	—	—	(11.7)	(0.20)
Income taxes	—	—	(1.3)	(0.02)
As adjusted	$223.1	$119.5	$42.6	$0.73

Percent of net sales	51.9%	27.8%	9.9%

SEGMENT NET SALES
Three Months Ended December 26, 2013
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$59.6	$—	$—	$59.6
Specialty Generics	249.9	—	—	249.9
Global Medical Imaging	218.6	(111.6)	—	107.0
	528.1	(111.6)	—	416.5
Other(1)	12.1	(12.1)	13.0	13.0
Net sales	$540.2	$(123.7)	$13.0	$429.5

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Fiscal Year Ended September 27, 2013
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$2,204.5	$(549.3)	$57.1	$1,712.3
Cost of sales	1,179.6	(346.7)	57.1	890.0
Gross profit	1,024.9	(202.6)	—	822.3
Selling, general and administrative expenses	609.9	(114.0)	—	495.9
Research and development expenses	165.7	(7.8)	—	157.9
Restructuring charges, net	33.2	(9.5)	—	23.7
Separation costs	74.2	—	—	74.2
Gains on divestiture and license	(2.9)	—	—	(2.9)
Operating income	144.8	(71.3)	—	73.5
Interest expense	(19.5)	—	—	(19.5)
Interest income	0.3	—	—	0.3
Other income (expense), net	0.8	0.6	—	1.4
Income from continuing operations before income taxes	126.4	(70.7)	—	55.7
Income tax expense	68.6	(21.1)		47.5
Income from continuing operations	57.8	(49.6)	—	8.2
Income from discontinued operations, net of income taxes	1.0	49.6	—	50.6
Net income	$58.8	$—	$—	$58.8

Basic earnings per share:
Income (loss) from continuing operations	$1.00			$0.14
Income from discontinued operations	0.02			0.88
Net income	1.02			1.02
Diluted earnings per share:
Income (loss) from continuing operations	$1.00			$0.14
Income from discontinued operations	0.02			0.88
Net income	1.02			1.02
Weighted-average number of shares outstanding:
Basic	57.7			57.7
Diluted	57.8			57.8

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Fiscal Year Ended September 27, 2013
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted net income from continuing operations per share
GAAP	$1,024.9	$609.9	$57.8	$1.00
Reclass to discontinued operations	(202.6)	(114.0)	(49.6)	(0.86)
Adjusted	822.3	495.9	8.2	0.14
Adjustments:
Intangible asset amortization	27.9	—	27.9	0.48
Restructuring and related charges, net	—	—	26.3	0.46
Separation costs	—	—	74.2	1.28
Up-front and milestone payments (1)	—	—	5.0	0.09
Income taxes	—	—	(21.3)	(0.37)
As adjusted	$850.2	$495.9	$120.3	$2.08

Percent of net sales	49.7%	29.0%	7.0%

1.As charge related to a milestone payment prior to regulatory approval this amount is included within research & development expenses.

SEGMENT NET SALES
Fiscal Year Ended September 27, 2013
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$206.4	$—	$—	$206.4
Specialty Generics	1,011.2	—	—	1,011.2
Global Medical Imaging	935.7	(498.1)	—	437.6
	2,153.3	(498.1)	—	1,655.2
Other(1)	51.2	(51.2)	57.1	57.1
Net sales	$2,204.5	$(549.3)	$57.1	$1,712.3

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Fiscal Year Ended September 28, 2012
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement (1)	Adjusted
Net sales	$2,056.2	$(596.2)	$73.0	$1,533.0
Cost of sales	1,091.4	(350.3)	73.0	814.1
Gross profit	964.8	(245.9)	—	718.9
Selling, general and administrative expenses	551.7	(128.5)	—	423.2
Research and development expenses	144.1	(5.7)	—	138.4
Restructuring charges, net	11.2	0.7	—	11.9
Separation costs	25.5	—	—	25.5
Gains on divestiture and license	(2.9)	—	—	(2.9)
Operating income	235.2	(112.4)	—	122.8
Interest expense	(0.5)	—	—	(0.5)
Interest income	0.4	—	—	0.4
Other income (expense), net	1.0	—	—	1.0
Income from continuing operations before income taxes	236.1	(112.4)	—	123.7
Income tax expense	94.8	(29.6)	—	65.2
Income from continuing operations	141.3	(82.8)	—	58.5
Income (loss) from discontinued operations, net of income taxes	(6.7)	82.8	—	76.1
Net income	$134.6	$—	$—	$134.6

Basic earnings per share:
Income from continuing operations	$2.45			$1.01
Income (loss) from discontinued operations	(0.12)			1.32
Net income	2.33			2.33
Diluted earnings per share:
Income from continuing operations	$2.45			$1.01
Income (loss) from discontinued operations	(0.12)			1.32
Net income	2.33			2.33
Weighted-average number of shares outstanding:
Basic	57.7			57.7
Diluted	57.7			57.7

1.Represents historical CMDS-related intercompany transactions that will be Mallinckrodt continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.

MALLINCKRODT PLC
NON-GAAP MEASURES
Fiscal Year Ended September 28, 2012
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted net income from continuing operations per share
GAAP	$964.8	$551.7	$141.3	$2.45
Reclass to discontinued operations	(245.9)	(128.5)	(82.8)	(1.44)
Adjusted	718.9	423.2	58.5	1.01
Adjustments:
Intangible asset amortization	19.8	—	19.8	0.34
Restructuring and related charges, net	—	—	19.9	0.34
Separation costs	—	—	25.5	0.44
Income taxes	—	—	(14.4)	(0.25)
As adjusted	$738.7	$423.2	$109.3	$1.89

Percent of net sales	48.2%	27.6%	7.1%

SEGMENT NET SALES AND OPERATIONAL GROWTH
Fiscal Year Ended September 28, 2012
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Effect of Ongoing Supply Agreement	Adjusted
Specialty Brands	$156.4	$—	$—	$156.4
Specialty Generics	848.8	—	—	848.8
Global Medical Imaging	996.8	(542.0)	—	454.8
	2,002.0	(542.0)	—	1,460.0
Other(1)	54.2	(54.2)	73.0	73.0
Net sales	$2,056.2	$(596.2)	$73.0	$1,533.0

1.Historical reported amounts represent CMDS-related transactions with our former parent. Net sales from the ongoing supply agreement represent historical CMDS-related intercompany transactions that will be continuing operations under an ongoing supply agreement with the acquirer of the CMDS business.